UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota		55447
(Address of principal executive offices)		(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 13, 2017, Entellus Medical, Inc. (“Entellus”) acquired Spirox, Inc. (“Spirox”), a privately held medical device company that develops, manufactures and markets the LATERA Absorbable Nasal Implant which is a minimally invasive option to treat nasal airway obstruction. On July 14, 2017, Entellus filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) reporting the Spirox acquisition.

Entellus is filing this Amendment No. 1 (this “Amendment No. 1”) to the Initial Form 8-K to amend and supplement the Initial Form 8-K to include historical audited financial statements of Spirox and pro forma condensed combined financial information as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Initial Form 8-K, and Entellus has not updated any information therein to reflect events that have occurred since the date of the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited interim financial statements of Spirox as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference. The audited financial statements of Spirox as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015 are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Entellus as of March 31, 2017 and unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 and the notes to such unaudited pro forma condensed combined financial statements are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Shell Company Information.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated as of July 6, 2017 among Entellus Medical, Inc., Stinger Merger Sub Inc., Spirox, Inc., and Fortis Advisors LLC, as the Equityholders Representative (Incorporated by reference to Exhibit 2.1 to the Entellus’s Current Report on Form 8-K as filed with the SEC on July  7, 2017

(File No.  001-36814))*

23.1	Consent of Frank, Rimerman + Co. LLP, Spirox’s independent auditors (filed herewith)

99.1	Unaudited interim financial statements of Spirox, Inc. as of March 31, 2017 and December 31, 2016 and for the three months ended March 31, 2017 and 2016 (filed herewith)

Exhibit No.	Description

99.2	Audited financial statements of Spirox, Inc. as of and for the years ended December 31, 2016 and 2015 (filed herewith)

99.3	Unaudited pro forma condensed combined financial information as of and for the three months ended March 31, 2017 and the year ended December 31, 2016 (filed herewith)

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Entellus will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2017	ENTELLUS MEDICAL, INC.

	By:	/s/ Brent A. Moen
	Name:	Brent A. Moen
	Title:	Chief Financial Officer